                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                         -------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 1999

                                 CBS CORPORATION
                                ----------------
                          (Exact name of registrant as
                            specified in its charter)


       Pennsylvania                                     25-0877540
---------------------------                          ---------------
(State or other jurisdiction-                         (IRS Employer
     of incorporation)                           Identification Number)



                     51 West 52nd Street, New York, NY 10019
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 975-4321
                                ----------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

                  On April 12, 1999, the Registrant issued two press releases: the first was to announce that it had entered into a definitive agreement to acquire KTVT-TV in Dallas-Ft. Worth, Texas from Gaylord Entertainment Company; the second announced that the Registrant had signed letters of intent to invest in two Internet companies.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

         Exhibit No.

               99.1 Press Release issued by the Registrant on April 12, 1999 is Exhibit 99.1 to this Report.

               99.2 Press Release issued by the Registrant on April 12, 1999 is Exhibit 99.2 to this Report.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CBS CORPORATION
                                  (Registrant)




                                 By: /s/ Angeline C. Straka
                                     ---------------------------
                                     Angeline C. Straka
                                     Vice President, Secretary and
                                     Deputy General Counsel



Date:  April 13, 1999

                                  EXHIBIT INDEX


         Exhibit No.                Description
         --------------             -----------------------
         99.1                       Press release.
         99.2                       Press release.